SUBSIDIARIES OF THE REGISTRANT

     The following list sets forth the name and jurisdiction of incorporation of each subsidiary of the Registrant (other than certain subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary) and the percentage of voting securities owned by each subsidiary's immediate parent. Each such subsidiary is included in the Consolidated Financial Statements.

                                                                                                Percentage
                                                                           Percentage           of Voting
                                                                           of Voting            Securities
                                                                           Securities            Owned by
                                                                            Owned by             Immediate
                                                                           Registrant             Parent
                                                                           ----------            ----------

ENSCO Drilling Company (Delaware).....................................         100%
     ENSCO Drilling (Caribbean), Inc. (Cayman Islands)................                               85%
       ENSCO Drilling Venezuela, Inc. (Cayman Islands)................                              100%
ENSCO Engineering Company (Delaware)..................................         100%
     ENSCO Holding Corporation (Delaware).............................                              100%
       ENSCO Delaware, Inc. (Delaware)................................                              100%
           ENSCO Offshore Company (Delaware)..........................                              100%
              ENSCO Offshore U.K. Limited (U.K.)......................                              100%
              ENSCO Australia Corporation I (Delaware)................                              100%
                  ENSCO Offshore Partnership (Australia)..............                                1%
              ENSCO Australia Corporation II (Delaware)...............                              100%
                  ENSCO Offshore Partnership (Australia)..............                               99%
ENSCO Incorporated (Texas)............................................         100%
ENSCO Limited (Cayman Islands)........................................         100%
ENSCO Marine Company (Delaware).......................................         100%
ENSCO Oceanics Company (Delaware).....................................         100%
     ENSCO Netherlands Ltd. (Cayman Islands)..........................                              100%
     ENSCO Asia Pacific PTE. Limited (Singapore)......................                              100%
     Petroleum Finance Corporation (Cayman Islands)...................                              100%
     ENSCO Brazil Servicos de Petroleo Limitada (Brazil)..............          99%
     ENSCO Drilling Company (Nigeria), Ltd. (Nigeria).................                               99%
ENSCO Acquisition Company (Delaware)..................................         100%
Dual Holding Company (Delaware).......................................         100%
     ENSCO Offshore Company II (Delaware).............................                              100%
       ENSCO Qatar Company (Delaware).................................                              100%
     ENSCO Oceanics Company II (Delaware).............................                              100%
       ENSCO Maritime Limited (Bermuda)...............................                              100%
           Dual Drilling Arabia, Ltd. (Saudi Arabia)..................                               50%
       ENSCO Asia Company (Texas).....................................                              100%
           P. T. Dual Perkasa Offshore (Indonesia)....................                               80%
           Sociedada Brasiliero de Perfuacoes (Brazil)................                               99%
     ENSCO Platform Company (Texas)...................................                              100%
       Dual Drilling Nigeria Ltd.(Nigeria)............................                              100%
       Dual Drilling de Venezuela (Venezuela).........................                              100%
     ENSCO Platform AS (Norway).......................................                              100%
     ENSCO Malaysia Company (Delaware)................................                              100%
       Sime ENSCO Sdn. Bhd.(Malaysia).................................                               49%
       Sime Dual Drilling Ltd.(Bermuda)...............................                              100%
